Share Repurchase Program (Notes)	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Share Repurchase Program
Share Repurchase Program

In 2012, the Supervisory Board approved a program authorizing management to purchase up to a total of $100 million of our common shares (excluding transaction costs). Through December 31, 2012, a total of 1.9 million QIAGEN shares were repurchased for approximately $35.7 million, in total. We intend to complete the share repurchase program in 2013. The cost of repurchased shares is included in treasury stock and reported as a reduction in total equity when a repurchase occurs. Repurchased shares will be held in treasury in order to satisfy various obligations, which include exchangeable debt instruments and employee share-based remuneration plans.